Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the shares of Class A Common Stock, par value $0.01 per share of Focus Financial Partners Inc., is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: August 1, 2018

KKR FREYA AGGREGATOR L.P.

By:	KKR Freya Aggregator GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Vice President and Chief Financial Officer

KKR FREYA AGGREGATOR GP LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Vice President and Chief Financial Officer

KKR AMERICAS FUND XII (FREYA) L.P.

By:	KKR Associates Americas XII AIV L.P., its general partner

By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Vice President and Chief Financial Officer

KKR ASSOCIATES AMERICAS XII AIV L.P.

By:	KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Vice President and Chief Financial Officer

KKR AMERICAS XII AIV GP LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Vice President and Chief Financial Officer

KKR MANAGEMENT HOLDINGS L.P.

By:	KKR Management Holdings Corp., its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR AMERICAS XII (FREYA) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII L.P., its general partner

By:	KKR Americas XII Limited, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Director

KKR AMERICAS XII EEA (FREYA) BLOCKER PARENT L.P.

By:	KKR Associates Americas XII L.P., its general partner

By:	KKR Americas XII Limited, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS L.P.

By:	KKR Group Holdings Corp., a general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR ASSOCIATES AMERICAS XII L.P.

By:	KKR Americas XII Limited, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Director

KKR AMERICAS XII LIMITED

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher Title: Attorney-in-fact